UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2020

TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of principal executive offices, including zip code)

646-992-2400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2020, TerraForm Power, Inc. (“TerraForm Power” or the “Company”) issued a press release announcing the reporting of its financial results for the fiscal quarter ended March 31, 2020. The press release also reported certain financial and operating metrics of the Company as of or for the quarters ended March 31, 2020 and 2019. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD.

On May 11, 2020, the Company posted presentation materials regarding its financial results for the fiscal quarter ended March 31, 2020 to the Investors section of its website at www.terraformpower.com, which were made available in connection with a previously announced May 11, 2020 investor conference call. A copy of this presentation is furnished herewith as Exhibit 99.2.

On May 11, 2020, the Company posted a letter to shareholders regarding its financial results for the fiscal quarter ended March 31, 2020 to the Investors section of its website at www.terraformpower.com. A copy of this letter is furnished herewith as Exhibit 99.3.

Item 8.01. Other Events.

Quarterly Distribution

On May 6, 2020, the Company’s Board of Directors declared a quarterly distribution with respect to the Company’s Common Stock of $0.2014 per share. The distribution is payable on June 15, 2020 to shareholders of record as of June 1, 2020.

The information in Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibits 99.1, 99.2 and 99.3 shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Note Regarding Non-GAAP Financial Measures.

In the attached exhibits, the Company discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission (the “SEC”)). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached exhibits.

Cautionary Note Regarding Forward-Looking Statements.

Except for historical information contained in this Current Report on Form 8-K and the press release, presentation and letter attached as exhibits hereto, this Current Report on Form 8-K and the press release, presentation and letter contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release, presentation and letter regarding these forward-looking statements.

Additional Information and Where to Find It
This Current Report on Form 8-K is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Any solicitation will only be made through materials filed with the SEC. Nonetheless, this Current Report on Form 8-K may be deemed to be solicitation material in respect of the transactions by Brookfield Renewable Partners L.P. (“Brookfield Renewable”) and TerraForm Power (the “Transactions”) contemplated by the previously disclosed Reorganization Agreement between Brookfield Renewable and TerraForm Power. Brookfield Renewable and Brookfield Renewable Corporation (“BEPC”) expect to file relevant materials with the SEC, including a registration statement on Form F-4 that will include a proxy statement of TerraForm Power that also constitutes a prospectus of Brookfield Renewable and BEPC (the “F-4”). This Current Report on Form 8-K is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Brookfield Renewable, BEPC or TerraForm Power may file with the SEC or send to shareholders in connection with the Transactions. SHAREHOLDERS OF TERRAFORM POWER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC (IF AND WHEN THEY BECOME AVAILABLE), INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.
Investors and security holders will be able to obtain copies of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC (if and when available) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Terraform Power will be made available free of charge on Terraform Power’s website at www.terraformpower.com. Copies of documents filed with the SEC by Brookfield Renewable and BEPC will be made available free of charge on Brookfield Renewable’s website at bep.brookfield.com. Such documents are not currently available.
Participants in Solicitation
TerraForm Power and its directors and executive officers, BEPC and its directors and executive officers, and Brookfield Renewable and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of TerraForm Power common stock in respect of the Transactions. Information about the directors and executive officers of TerraForm Power is set forth on its website at www.terraformpower.com. Information about the directors and executive officers of Brookfield Renewable is set forth on its website at bep.brookfield.com. Information about the directors and executive officers of BEPC are set forth on its preliminary Form F-1. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the Transactions when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.
Non-solicitation
No securities regulatory authority has either approved or disapproved of the contents of this Current Report on Form 8-K. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 11, 2020, titled “TerraForm Power Reports First Quarter 2020 Results”
99.2	Presentation materials, dated May 11, 2020, titled “Q1 2020 Supplemental Information”
99.3	Letter to Shareholders, dated May 11, 2020
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: May 11, 2020	By:	/s/ William Fyfe
	Name:	William Fyfe
	Title:	General Counsel